                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 28, 2004 (January 13, 2004)
                                                 -----------------------------------

                          VISTA EXPLORATION CORPORATION
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             (Exact name of registrant as specified in its charter)

          COLORADO                      000-27321                 84-1493152
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(State or other jurisdiction           (Commission              (IRS Employer
      of incorporation)                File Number)           Identification No.)

11011 King Street, Suite 260, Overland Park, Kansas                 66210
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     (Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code             (913) 338-5550
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                   11952 Farley, Shawnee Mission, Kansas 66213
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          (Former name or former address, if changed since last report)

Item 2. Acquisition or Disposition of Assets.

Effective January 13, 2004,  pursuant to an Agreement and Plan of Merger entered into as of December 31, 2003, (the "Merger  Agreement")  among Vista Exploration
Corporation,  a Colorado corporation ("Vista"), ICOP Acquisition Corporation,  a
Colorado corporation and wholly-owned  subsidiary of Vista ("ICOP Acquisition"), and ICOP Digital, Inc., a Nevada corporation ("ICOP Digital"),  ICOP Acquisition was merged  with and into ICOP  Digital,  with ICOP  Digital  continuing  as the surviving corporation,  with ICOP Digital thereby becoming a subsidiary of Vista
(the  "Merger").  Vista's sole asset  consists of its ownership of ICOP Digital.
Pursuant to the Merger  Agreement,  Vista issued  approximately  14,500,000  new shares of Vista common stock as consideration for the  approximately  14,500,000
ICOP Digital  shares  issued and  outstanding  immediately  prior to the Merger.
Holders of ICOP  Digital  common  stock  received  one (1) share of Vista common stock for each issued and outstanding share of ICOP Digital common stock.

The  issuance of shares of Vista  common  stock under the Merger  Agreement,  as described above, was not registered under the Securities Act of 1933, as amended
(the "Act").  The issuance was  conducted  pursuant to Rule 506 of  Regulation D promulgated under the Act.

Prior to the  Merger,  ICOP  Digital had been a  privately  owned,  Kansas-based company  engaged  primarily  in the  design,  development  and  marketing  of an innovative  in-car digital video recorder  system for use in the law enforcement industry.  Charles A. Ross, Sr., the principal  stockholder and sole officer and director  of Vista,  and David C.  Owen,  an  optionholder  of Vista,  were also stockholders,  officers and  directors of ICOP Digital.  Upon  completion of the
Merger,  Messrs.  Ross and Owen  disposed of all of their  equity  interests  in
Vista. In addition,  Mr. Ross terminated his employment agreement with Vista and waived all accrued compensation.  The Merger was proposed and completed in order to enhance  capital  formation  objectives  of ICOP  Digital  and to satisfy the business objectives of Vista.

Prior to the Merger, Vista received additional capital investments sufficient to satisfy  all  of  its  outstanding  debts  at  the  time  of  the  merger.  ICOP
Acquisition, as a newly formed entity, had no independent assets or liabilities.
Therefore,  following the Merger,  the assets and  liabilities  of Vista and its affiliates  were only those of ICOP  Digital and its  subsidiaries  prior to the
Merger.

The foregoing description of the Merger and the Merger Agreement is qualified in its entirety by reference to the Merger Agreement,  which is included as Exhibit
2.1 to this report, and is incorporated herein by reference.

Item 7. Financial Statements and Exhibits.

          (a)  Financial Statements of Business Acquired.

          In  accordance  with Item 7(a)(4) of Form 8-K,  the audited  financial statements of ICOP Digital,  Inc. (the business  acquired) required by
          Item 7(a) are attached hereto as Exhibit 99.1.

          (b) Pro Forma Financial Information.

          In accordance  with Item 7(b)(2) of Form 8-K, the pro forma  financial information required by Item 7(b) is attached hereto as Exhibit 99.2

          (c) Exhibits. The following exhibits are filed herewith:

          2.1  Agreement  and Plan of Merger,  dated as of  December  31,  2003, among Vista Exploration Corporation, ICOP Acquisition Corporation
               and ICOP Digital, Inc.

          2.2  Articles of Merger filed with the Secretary of State of Colorado

          2.3  Articles of Merger filed with the Secretary of State of Nevada

          99.1 Audited Financial Statements of ICOP Digital, Inc.

          99.2 Pro Forma Financial Information

Item 8. Change in Fiscal Year.

          Effective  January 14,  2004,  Vista's  fiscal year end will change to
December 31 from March 31.

                                   SIGNATURES

     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

Date:  January 28, 2004                VISTA EXPLORATION CORPORATION

                                       By: /s/ Charles A. Ross
                                           -------------------------------------
                                             Charles A. Ross, Sr.
                                             Chief Executive Officer

                                  EXHIBIT INDEX

Exhibit Number      Description

      2.1           Agreement and Plan of Merger, dated as of December 31, 2003,
                    among  Vista  Exploration   Corporation,   ICOP  Acquisition
                    Corporation and ICOP Digital, Inc.

      2.2           Articles  of Merger  filed  with the  Secretary  of State of
                    Colorado

      2.3           Articles  of Merger  filed  with the  Secretary  of State of
                    Nevada

      99.1          Audited Financial Statements of ICOP Digital, Inc.

      99.2          Pro Forma Financial Information